Exhibit 1(a)

AMERICAN EXPRESS COMPANY

DEBT SECURITIES

UNDERWRITING AGREEMENT BASIC PROVISIONS

To the Representative or
Representatives named in the
Terms Agreement referred to
below

American Express Company, a New York corporation (the “Company”), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Section 1(a) hereof. Such debt securities may have varying designations, denominations, currencies, interest rates and payment dates, maturities, redemption provisions and selling prices. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to below relating to the series of debt securities to be issued and sold by the Company pursuant thereto (the “Securities”) to the firm or firms named therein (each an “Underwriter” and together the “Underwriters”) for whom you (the “Representatives”) are acting as representatives. The Securities will be issued under an indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (such trust company, or such other trustee as may be named for the Securities, being hereafter referred to as the “Trustee”), as it may be supplemented or amended by one or more indentures supplemental thereto, the “Indenture”).

The obligation of the Underwriters to purchase, and the Company to sell, the Securities is evidenced by the terms agreement (the “Terms Agreement”) substantially in the form specified in Exhibit I hereto delivered at the time the Company determines to sell the Securities. The Terms Agreement specifies the firm or firms that will be Underwriters, the principal amount of the Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Securities, the public offering price, if any, of the Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Securities pursuant to Delayed Delivery Contracts (as defined in Section 3(b)), certain terms thereof and the Underwriters’ compensation therefor and any terms of the Securities not otherwise specified in the Indenture (including, but not limited to, designations, denominations, currencies, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement specifies any details of the terms of the offering that should be reflected in the Final Prospectus. The Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as this “Agreement.”

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Final

Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 19 hereof.

               1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Final Prospectuses. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b), as of its date and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from any document in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in such document.

          (c) As of the Applicable Time, the Disclosure Package, when considered as a whole, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein.

          (d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15 (d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163 and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a Well-Known Seasoned Issuer. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

          (e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

          (f) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished in writing to the Company by any Underwriter through the Representatives specifically for inclusion therein.

          (g) The consolidated historical financial statements and schedules of the Company included in each Preliminary Final Prospectus present fairly, and the consolidated historical financial statements and schedules of the Company included in the Final Prospectus will present fairly, in all material respects the financial condition, the results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(h) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

          (i) The Indenture and the Securities have been duly authorized; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture, when duly executed and delivered, and the Securities, when duly executed, authenticated, issued and delivered as contemplated hereby, by the Indenture and by the Delayed Delivery Contracts (as defined in Section 3(b)), if any, will constitute valid and legally binding obligations of the Company in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Base Prospectus and any applicable Preliminary Final Prospectus or Final Prospectus.

          (j) Subsequent to the respective dates as of which information contained in the Registration Statement, the Base Prospectus or any Preliminary Final Prospectus is given, except as disclosed in the Disclosure Package, (i) there has not been any material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has entered into any transaction not in the ordinary course of business material to the Company and its subsidiaries, taken as a whole, (iii) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business that are material in relation to the Company and its subsidiaries, taken as a whole, and (iv) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is likely to materially affect, the Company’s internal control over financial reporting.

          (k) Each of the Company and its subsidiaries has been duly incorporated or otherwise constituted and is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package, each Preliminary Final Prospectus and the Final Prospectus; and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction that, in the opinion of counsel for the Company, requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole.

          (l) Neither the issuance or sale of the Securities, nor the execution, delivery and performance of this Agreement, the Indenture and any Delayed Delivery Contracts (as defined in Section 3(b)) and the consummation of any other transactions contemplated herein or in any Delayed Delivery Contracts will conflict with, or result in a breach or violation of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to (i) the charter or by-laws or other constitutive documents of the Company or any of its subsidiaries, (ii) the terms of the Indenture or any other indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) to the best knowledge of the Company, any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of its subsidiaries or any of their respective properties of any court, regulatory body, administrative agency, governmental agency, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of (ii) or (iii), where such conflict, breach or imposition of any lien, charge or encumbrance would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole.

          (m) To the best knowledge of the Company, no material action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package.

          (n) Neither the Company nor any of American Express Banking Corp., American Express Travel Related Services Company, American Express Bank, FSB, American Express Centurion Bank, American Express Credit Corporation, American Express Limited and American Express International (the “Principal Subsidiaries”) is in violation or default of (i) any provision of its charter or bylaws or other constitutive documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Principal Subsidiary or any of its properties, as applicable, except, in the case of (ii) or (iii), where such violation or default would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole.

          (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein.

          (p) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

          (r) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (s) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act.

          (t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

               Any certificate signed by any officer of the Company and delivered to the Underwriters or Counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

               2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in the Terms Agreement the principal amount of the Securities set forth opposite such Underwriter’s name in the Terms Agreement.

               3. Delivery and Payment.

          (a) Delivery of and payment for the Securities shall be made on the date and at the time specified in the Terms Agreement or at such time on such later date not more than three Business Days thereafter as the Representatives and the Company may determine (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). The Securities shall be in global or definitive form and in such denominations and registered in such names as you may require upon at least two business days’ notice prior to the Closing Date. Delivery of the Securities shall be made by the Company to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          (b) If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Base Prospectus or any Preliminary Final Prospectus to purchase Securities from the Company pursuant to delayed delivery contracts (“Delayed Delivery Contracts”). Such contracts shall be substantially in the form of Exhibit II hereto but with such changes therein as the Company may approve. Securities to be purchased pursuant to Delayed Delivery Contracts are herein called “Contract Securities.” When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum principal amount of Contract Securities set forth in the Terms Agreement, and the aggregate principal amount of Contract Securities may not exceed the amount set forth in the Terms Agreement. The Company will advise you not later than 9:30 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities that have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

          (c) The amount of Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount that shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the total principal amount of Securities set forth in the Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total principal amount of Securities set forth in the Terms Agreement less the aggregate principal amount of Contract Securities.

               4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

               5. Agreements. The Company agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Representatives (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed and become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will promptly use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or prevention and, upon such issuance, occurrence or prevention, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

          (b) To prepare a final term sheet, containing solely a description of the Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

          (c) Prior to the termination of the offering of the Securities, if there occurs an event or development as a result of which the Disclosure Package or any Issuer Free Writing Prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package or any Issuer Free Writing Prospectus may cease until it is amended or supplemented, and will amend or supplement, at the expense of the Company, the Disclosure Package or any such Issuer Free Writing Prospectus, as the case may be, to correct any such misstatements or omissions and supply any amendment or supplement to you in such quantities as you may reasonably request.

          (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement that will correct such statement or omission or effect such compliance, (3) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (4) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (e) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries (which need not be audited) covering a 12-month period beginning after the date on which the Final Prospectus is filed pursuant to Rule 424 under the Act that will satisfy the provisions of Section 11(a) of the Act and Rule 158.

          (f) The Company will furnish to the Underwriters copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriters may reasonably request.

          (g) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the Financial Industry Regulatory Authority, Inc. (“FINRA”), in connection with its review of the offering; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issue and delivery of the Securities, all fees and expenses of the Company’s counsel and accountants, and all costs and expenses incident to the preparing, printing, filing and distributing of all documents relating to the offering, and will reimburse the Underwriters for any expenses and disbursements (including fees and disbursements of counsel not exceeding the amount, if any, specified in the Terms Agreement) incurred by them in connection with the matters referred to in Section 5(g) hereof and the preparation of memoranda relating thereto, for any filing fee of FINRA relating to the Securities, and for any fees charged by investment rating agencies for rating the Securities. If the sale of Securities provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with the proposed purchase and sale of the Securities.

(i) If so stated in the Terms Agreement, the Company will use its best efforts to cause an application for the listing of the Securities on The New York Stock Exchange,

Inc. or listing or quotation on such other securities exchange or automatic quotation system specified in the Terms Agreement and for the registration of the Securities under the Exchange Act to become effective.

          (j) The Company agrees that, unless it obtains the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereto; provided, however, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II to the Terms Agreement. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

          (k) The Company will not, without your consent, offer or sell any debt securities denominated in the currency in which the Securities are denominated having a maturity of more than one year (except under prior contractual commitments or pursuant to bank credit agreements) other than the Securities or publicly announce an intention to effect any such transaction during the period beginning on the Execution Time and ending on the business day immediately following the Closing Date.

          (l) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy, in all material respects, of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date; to the accuracy, in all material respects, of the statements of the Company made in any certificates pursuant to the provisions hereof; to the performance by the Company in all material respects of its obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 5(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any material change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6; (ii) any material change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto) or (iii) any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change the effect of which, in any case referred to in clause (i), (ii) or (iii) above, in the judgment of the Representatives, makes it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

          (c) The Company shall have requested and caused counsel for the Company, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) The Company and each of its Principal Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and have all corporate power and authority necessary to own their respective properties and conduct the businesses in which they are engaged as described in the Registration Statement; and except as may be disclosed in the Registration Statement, all outstanding shares of capital stock of each of the Principal Subsidiaries are owned by the Company directly, or indirectly through wholly-owned subsidiaries, free and clear of any lien, pledge and encumbrance or, to the best of such counsel’s knowledge, any claim of any third party, except as permitted by the Indenture;

          (ii) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law, and to an implied covenant of good faith and fair dealing); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the

Underwriters pursuant to this Agreement (and, in the case of any Contract Securities, pursuant to the Delayed Delivery Contracts with respect thereto), will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

          (iii) The Indenture conforms in all material respects to the description thereof in the Registration Statement, the Base Prospectus and any Preliminary Final Prospectus and, at the Closing Date, the Indenture will conform in all material respects to the description thereof in the Final Prospectus;

          (iv) The Registration Statement has become effective under the Act; any required filing of the Base Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements or schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) and the statements included or incorporated by reference in the Final Prospectus under the heading “Description of Debt Securities” and any similar headings, insofar as such statements summarize documents specifically discussed therein, are accurate and fair summaries of such documents;

          (v) No order directed to any document incorporated by reference in the Final Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document, except as described in the Registration Statement;

          (vi) Such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package and the final term sheet prepared and filed pursuant to Section 5(b) hereto, when taken together as a whole, at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading;

          (vii) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder, or which are required to be filed by the Exchange Act or the Trust Indenture Act or the rules and regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by such rules and regulations of the Commission;

(viii) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

          (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement, in any Delayed Delivery Contract and in the Registration Statement and the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

          (x) To the best of such counsel’s knowledge, neither the Company nor any of its Principal Subsidiaries is in violation of its corporate charter or by-laws, or, to the best of such counsel’s knowledge, in default under any agreement, indenture or instrument the effect of any of which would be material to the Company and its subsidiaries taken as a whole;

          (xi) Neither the execution and delivery of the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the charter or by-laws of the Company or any of its Principal Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of its Principal Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of its Principal Subsidiaries or any of their respective properties of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Principal Subsidiaries or any of its or their properties, except, in the case of (ii) and (iii), where any such breach, violation or default would not be material to the Company and its subsidiaries, taken as a whole;

          (xii) Except as required by the Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, any Delayed Delivery

Contract and the Indenture, except as has been duly obtained or made and is in full force and effect;

          (xiii) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or the Indenture or is required to be disclosed in the Registration Statement which is not disclosed and correctly summarized therein; and

          (xiv) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, or the federal laws of the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to Counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (e) shall also include any supplements thereto at the Closing Date.

          (d) You shall have received from Counsel for the Underwriters such opinion or opinions dated the Closing Date with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board of Directors, the President or any Vice President and by the Treasurer or an Assistant Treasurer, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments thereto and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied, in all material respects, all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

          (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

          (f) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming the matters set forth in Exhibit III hereto. Additionally, if any of the audited financial statements or financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus have not been audited by PricewaterhouseCoopers LLP, the Company shall have requested and caused such other independent public accountants as have audited such financial statements or financial statement schedules to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming those matters set forth in Exhibit III that are applicable to the audit engagement of such other independent public accountants. References to the Final Prospectus in the letters furnished under this paragraph (f) will include any supplement thereto at the date of the letter.

(g) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as the Representatives may reasonably request.

               If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

               7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

               8. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus, any issuer information filed or required to be filed pursuant to Rule 433(d) or the information contained in the final term sheet required to be prepared and filed pursuant to Section 5(b) hereto, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (y) that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (d) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

               9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the principal amount of Securities set forth opposite their names in the Terms Agreement bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in the Terms Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours after such failure, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

               10. Termination. This Agreement shall be subject to termination by the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally shall have been suspended or materially limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or a material disruption in securities settlement or clearance services in the United States or (iii) there shall have occurred any outbreak of major hostilities in which the United States is involved, declaration by the United States of a national emergency or war, or other substantial national or international calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto). Any such termination shall be without liability of any party to any other party except that the provisions of Section 5(h) and Section 8 shall at all times be effective. If you elect to terminate this Agreement as provided in this Section 10, the Company shall be notified promptly by you by telephone or facsimile, confirmed by letter.

               11. Representations and Indemnities to Survive. The respective agreements, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters, set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.

               12. Notices. All notices or communications hereunder shall be in writing and if sent to the Representatives will be mailed, delivered or telefaxed to you at your address set forth for that purpose in the Terms Agreement, or if sent to the Company, will be mailed, delivered or telefaxed (to fax no. +1 212 640 2409) and confirmed to it at American Express Company, 200 Vesey Street, New York, New York 10285, Attention of the Treasurer. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

               13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

               14. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

               15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

               16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

               18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

               19. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” shall mean [_______________], New York City time, on the date of the Terms Agreement.

“Base Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

          “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Counsel for the Underwriters” shall mean [_______________].

          “Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Final Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectus identified in Schedule II of the Terms Agreement (excluding the treasury benchmark, treasury price, treasury yield, re-offer spread to benchmark, and re-offer yield included therein) and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that the Terms Agreement is executed and delivered by the parties hereto.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

          “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Base Prospectus.

          “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 158,” “Rule 163,” “Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.